UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 23, 2011
Date of Report
(Date of earliest event reported)

SOCKET MOBILE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13810 (Commission File Number)	94-3155066 (IRS Employer Identification No.)

39700 Eureka Drive
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 933-3000
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 23, 2011, the Company entered into a Securities Purchase Agreement with AboCom Systems, Inc., a corporation organized under the laws of Taiwan and a contract manufacturer of the Company's products. The aggregate amount to be raised in the Private Placement is $500,000. The proceeds will be used to reduce the Company's trade payable balance with AboCom Systems by $500,000. Net proceeds from the financing are expected to be approximately $500,000. The closing is expected to take place on or about May 25, 2011.

The Company will issue 282,485 unregistered common shares priced at the closing bid price on February 23, 2011 of $1.77 per share.

In connection with the Private Placement, the Company has entered into a Registration Rights Agreement with AboCom Systems, Inc. Under the Registration Rights Agreement, the Company will file a registration statement with the Securities Exchange Commission for the resale of the shares of common stock to be issued in the Private Placement, will use reasonable commercial efforts to cause such registration statement to become effective within 90 days after the closing date, and will keep such registration statement effective until the earlier of: (i) the 5 year anniversary of the closing date, or (ii) the statement is no longer required to enable the sale of the shares under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

The foregoing description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 10.13 and 10.14 respectively, and incorporated herein by reference. The press release announcing the Private Placement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.

The sale of securities in the Private Placement will not be registered under the Securities Act. These securities will be sold to an accredited investor in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. These securities may not be offered or sold in the United States absent registration under, or an exemption from, the Securities Act and any applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.13	Securities Purchase Agreement dated as of February 23, 2011 between Socket Mobile, Inc. and AboCom Systems, Inc.

10.14	Registration Rights Agreement dated as of February 23, 2011 between Socket Mobile, Inc. and AboCom Systems, Inc.

99.1	Socket Mobile, Inc. Press Release, dated February 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

	By: /s/	David W. Dunlap
Date: February 24, 2011
Name: David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.13	Securities Purchase Agreement dated as of February 23, 2011 between Socket Mobile, Inc. and AboCom Systems, Inc.

10.14	Registration Rights Agreement dated as of February 23, 2011 between Socket Mobile, Inc. and AboCom Systems, Inc.

99.1	Socket Mobile, Inc. Press Release, dated February 24, 2011.